Exhibit 99.1

Sonic Automotive, Inc. Reports Record Breaking 3rd Quarter Across All Operating Sectors As The “True Price” Strategy Takes Hold

CHARLOTTE, N.C. – October 21, 2013 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported the highlights in the list below related to its performance in the quarter ended September 30, 2013. During this quarter, Sonic identified a tax gain related to the extinguishment of its 5% Convertible Senior Notes in 2011 and 2012. Sonic is evaluating the effects this gain may have over prior periods. Once this evaluation is completed, Sonic will issue an additional release reporting net income and earnings per share amounts for the quarter.

Q3 2013 Highlights

•	Total revenue up 5.4% compared to the prior year quarter

•	New revenue increased $65.4 million, or 5.5%, over prior year quarter

•	Pre-owned revenue increased $31.9 million, or 6.0%, over prior year quarter

•	All-time 3rd quarter record retailing 34,087 new units (excludes fleet)

•	All-time record retailing 27,632 pre-owned units

•	Pre-owned average quarterly volume per store per month at a record level - 91 units

•	Q3 record fixed operations gross profit of $149.1 million, up $8.6 million, or 6.1%, compared to the prior year quarter

•	Q3 record finance and insurance gross profit of $68.7 million, up 6.8%, and profit per retail unit of $1,114

•	SG&A to gross profit % was 78.1%; adjusted for customer experience, pre-owned and SOX remediation costs discussed below amount was 76.7%

•	Acquired two luxury dealerships in Denver, CO

B. Scott Smith, the Company’s President, noted, “I’m very proud of our team’s record-setting performance during the quarter and despite the additional costs experienced as we continue our growth initiatives, we were able to deliver growth in our operating metrics compared to the third quarter last year. In addition, we closed on the acquisition of Murray Mercedes Benz of Denver and Murray BMW of Denver, which we expect will generate combined annual revenues of approximately $200.0 million. These stores will augment our existing platform in Denver, and our acquisition of these stores, along with our plans to open stand-alone pre-owned sales operations, demonstrates our commitment to the Denver market.”

“Based on our year-to-date performance and internal forecasts, we are updating our targeted guidance range for adjusted earnings per share from previously announced amounts. We are targeting adjusted fully diluted earnings per share from continuing operations at $1.96-$2.03 for the full year 2013. This update reflects a tightening of our guidance range as we feel comfortable that we will be at the upper end of our original guidance of $1.93 to $2.03.

The Company’s EVP of Operations, Jeff Dyke, commented, “It’s exciting to see the progress we made this quarter. As announced today under separate cover, we will begin our One Sonic-One Experience launch in mid-2014. True Price is an important part of this launch. We have noted in the past that it would take some time for the True Price process to settle into our culture and we are finally beginning to see margins improving along with record breaking unit volumes. While we still have a long way to go, I am encouraged by this quarter’s results as we work toward improving even more in Q4. Overall, we had record breaking performances across New, Pre Owned, Fixed and F&I so I could not be more pleased with our results and the efforts of this team as we work toward our One Sonic-One Experience launch.”

For further discussion of our pre-owned and One Sonic-One Experience initiatives, see our separate release dated today.

Third Quarter Operations Review Conference Call

Senior management will host a conference call today at 10:00 A.M. (Eastern) to discuss the quarter’s operations. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company”, then “Investor Relations”, then “Earnings Conference Calls”.

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations”.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.441.0824

International: 1.706.643.0958

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated growth in used vehicle sales, targeted adjusted earnings per share for the year ended December 31, 2013, an anticipated tax benefit and anticipated future success and impacts from the implementation of our strategic initiatives. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s view, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2012 and quarterly report on Form 10-Q for the period ended June 30, 2013. The Company does not undertake any obligation to update forward-looking information.

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Sonic Automotive, Inc.

Results of Operations (Unaudited)

(dollars in thousands)

	Third Quarter Ended September 30, 2013	Third Quarter Ended September 30, 2012
Revenues:
New retail vehicles	$1,219,525	$1,158,524
Fleet vehicles	41,745	37,302

Total new vehicles	1,261,270	1,195,826
Used vehicles	559,848	527,914
Wholesale vehicles	42,731	52,280

Total vehicles	1,863,849	1,776,020
Parts, service and collision repair	309,600	287,311
Finance, insurance and other	68,747	64,390

Total revenues	2,242,196	2,127,721
Gross profit	326,081	304,428
Selling, general and administrative expenses	(254,564)	(235,328)
Impairment charges	(18)	(23)
Depreciation and amortization	(13,744)	(11,295)

Operating income (loss)	$57,755	$57,782

Gross Margin Data (Continuing Operations):
New retail vehicles	5.9%	5.7%
Fleet vehicles	2.5%	2.5%
Total new vehicles	5.7%	5.6%
Used vehicles	7.0%	6.7%
Wholesale vehicles	(7.5%)	(6.5%)
Parts, service and collision repair	48.2%	48.9%
Finance, insurance and other	100.0%	100.0%
Overall gross margin	14.5%	14.3%

SG&A Expenses (Continuing Operations):
Compensation	$151,683	$140,771
Advertising	14,132	12,498
Rent	18,901	18,619
Other	69,848	63,440

Total SG&A expenses	$254,564	$235,328
SG&A expenses as % of gross profit	78.1%	77.3%

Operating Margin %	2.6%	2.7%

Unit Data (Continuing Operations):
New retail units	34,087	33,264
Fleet units	1,451	1,325

Total new units	35,538	34,589
Used units	27,632	26,610
Wholesale units	7,641	8,931

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(dollars in thousands)

	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Revenues:
New retail vehicles	$3,520,343	$3,286,285
Fleet vehicles	131,143	126,585

Total new vehicles	3,651,486	3,412,870
Used vehicles	1,625,006	1,564,414
Wholesale vehicles	134,556	138,506

Total vehicles	5,411,048	5,115,790
Parts, service and collision repair	913,290	875,206
Finance, insurance and other	203,461	185,737

Total revenues	6,527,799	6,176,733
Gross profit	962,907	921,034
Selling, general and administrative expenses	(748,479)	(712,228)
Impairment charges	(69)	(57)
Depreciation and amortization	(39,020)	(33,399)

Operating income (loss)	$175,339	$175,350

Gross Margin Data (Continuing Operations):
New retail vehicles	5.8%	6.0%
Fleet vehicles	2.7%	2.9%
Total new vehicles	5.7%	5.9%
Used vehicles	7.1%	7.1%
Wholesale vehicles	(4.7%)	(3.2%)
Parts, service and collision repair	48.7%	48.9%
Finance, insurance and other	100.0%	100.0%
Overall gross margin	14.8%	14.9%

SG&A Expenses (Continuing Operations):
Compensation	$449,791	$426,463
Advertising	41,282	37,107
Rent	56,344	57,198
Other	201,062	191,460

Total SG&A expenses	$748,479	$712,228
SG&A expenses as % of gross profit	77.7%	77.3%

Operating Margin %	2.7%	2.8%

Unit Data (Continuing Operations):
New retail units	98,362	94,869
Fleet units	4,661	4,616

Total new units	103,023	99,485
Used units	80,700	78,613
Wholesale units	23,291	23,736

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except units and per unit data)

New Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$1,261,270	$1,195,826	$65,444	5.5%
Gross profit	$72,408	$67,312	$5,096	7.6%
Unit sales	35,538	34,589	949	2.7%
Revenue per unit	$35,491	$34,572	$919	2.7%
Gross profit per unit	$2,037	$1,946	$91	4.7%
Gross profit as a % of revenue	5.7%	5.6%	10	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$3,651,486	$3,412,870	$238,616	7.0%
Gross profit	$206,668	$200,968	$5,700	2.8%
Unit sales	103,023	99,485	3,538	3.6%
Revenue per unit	$35,443	$34,305	$1,138	3.3%
Gross profit per unit	$2,006	$2,020	$(14)	(0.7%)
Gross profit as a % of revenue	5.7%	5.9%	(20)	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$1,251,683	$1,195,826	$55,857	4.7%
Gross profit	$71,605	$67,443	$4,162	6.2%
Unit sales	35,364	34,589	775	2.2%
Revenue per unit	$35,394	$34,572	$822	2.4%
Gross profit per unit	$2,025	$1,950	$75	3.8%
Gross profit as a % of revenue	5.7%	5.6%	10	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$3,641,900	$3,412,870	$229,030	6.7%
Gross profit	$205,894	$201,687	$4,207	2.1%
Unit sales	102,849	99,485	3,364	3.4%
Revenue per unit	$35,410	$34,305	$1,105	3.2%
Gross profit per unit	$2,002	$2,027	$(25)	(1.2%)
Gross profit as a % of revenue	5.7%	5.9%	(20)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except units and per unit data)

Used Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$559,848	$527,914	$31,934	6.0%
Gross profit	$38,976	$35,562	$3,414	9.6%
Unit sales	27,632	26,610	1,022	3.8%
Revenue per unit	$20,261	$19,839	$422	2.1%
Gross profit per unit	$1,411	$1,336	$75	5.6%
Gross profit as a % of revenue	7.0%	6.7%	30	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$1,625,006	$1,564,414	$60,592	3.9%
Gross profit	$114,615	$110,679	$3,936	3.6%
Unit sales	80,700	78,613	2,087	2.7%
Revenue per unit	$20,136	$19,900	$236	1.2%
Gross profit per unit	$1,420	$1,408	$12	0.9%
Gross profit as a % of revenue	7.1%	7.1%	0	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$554,361	$527,914	$26,447	5.0%
Gross profit	$38,587	$34,074	$4,513	13.2%
Unit sales	27,444	26,610	834	3.1%
Revenue per unit	$20,200	$19,839	$361	1.8%
Gross profit per unit	$1,406	$1,280	$126	9.8%
Gross profit as a % of revenue	7.0%	6.5%	50	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$1,619,519	$1,564,414	$55,105	3.5%
Gross profit	$114,104	$109,984	$4,120	3.7%
Unit sales	80,512	78,613	1,899	2.4%
Revenue per unit	$20,115	$19,900	$215	1.1%
Gross profit per unit	$1,417	$1,399	$18	1.3%
Gross profit as a % of revenue	7.0%	7.0%	0	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except units and per unit data)

Wholesale Vehicles

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$42,731	$52,280	$(9,549)	(18.3%)
Gross profit (loss)	$(3,197)	$(3,394)	$197	5.8%
Unit sales	7,641	8,931	(1,290)	(14.4%)
Revenue per unit	$5,592	$5,854	$(262)	(4.5%)
Gross profit (loss) per unit	$(418)	$(380)	$(38)	(10.0%)
Gross profit (loss) as a % of revenue	(7.5%)	(6.5%)	(100)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$134,556	$138,506	$(3,950)	(2.9%)
Gross profit (loss)	$(6,343)	$(4,399)	$(1,944)	(44.2%)
Unit sales	23,291	23,736	(445)	(1.9%)
Revenue per unit	$5,777	$5,835	$(58)	(1.0%)
Gross profit (loss) per unit	$(272)	$(185)	$(87)	(47.0%)
Gross profit (loss) as a % of revenue	(4.7%)	(3.2%)	(150)	bps

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$42,433	$52,280	$(9,847)	(18.8%)
Gross loss	$(3,191)	$(3,394)	$203	6.0%
Unit sales	7,612	8,931	(1,319)	(14.8%)
Revenue per unit	$5,574	$5,854	$(280)	(4.8%)
Gross loss per unit	$(419)	$(380)	$(39)	(10.3%)
Gross loss as a % of revenue	(7.5%)	(6.5%)	(100)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$134,257	$138,506	$(4,249)	(3.1%)
Gross loss	$(6,336)	$(4,399)	$(1,937)	(44.0%)
Unit sales	23,262	23,736	(474)	(2.0%)
Revenue per unit	$5,772	$5,835	$(63)	(1.1%)
Gross loss per unit	$(272)	$(185)	$(87)	(47.0%)
Gross loss as a % of revenue	(4.7%)	(3.2%)	(150)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands)

Parts, Service and Collision Repair (“Fixed Operations”)

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue
Customer Pay	$137,106	$131,126	$5,980	4.6%
Warranty	45,405	40,632	4,773	11.7%
Wholesale Parts	43,349	37,720	5,629	14.9%
Internal, Sublet & Other	83,740	77,833	5,907	7.6%

Total	$309,600	$287,311	$22,289	7.8%

Gross profit
Customer Pay	$75,203	$71,939	$3,264	4.5%
Warranty	24,374	21,225	3,149	14.8%
Wholesale Parts	7,881	7,249	632	8.7%
Internal, Sublet & Other	41,689	40,145	1,544	3.8%

Total	$149,147	$140,558	$8,589	6.1%

Gross profit as a % of revenue
Customer Pay	54.9%	54.9%	0	bps
Warranty	53.7%	52.2%	150	bps
Wholesale Parts	18.2%	19.2%	(100)	bps
Internal, Sublet & Other	49.8%	51.6%	(180)	bps

Total	48.2%	48.9%	(70)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue
Customer Pay	$407,252	$395,080	$12,172	3.1%
Warranty	137,489	126,343	11,146	8.8%
Wholesale Parts	124,870	115,545	9,325	8.1%
Internal, Sublet & Other	243,679	238,238	5,441	2.3%

Total	$913,290	$875,206	$38,084	4.4%

Gross profit
Customer Pay	$224,485	$217,840	$6,645	3.1%
Warranty	74,657	66,315	8,342	12.6%
Wholesale Parts	23,158	22,250	908	4.1%
Internal, Sublet & Other	122,206	121,644	562	0.5%

Total	$444,506	$428,049	$16,457	3.8%

Gross profit as a % of revenue
Customer Pay	55.1%	55.1%	0	bps
Warranty	54.3%	52.5%	180	bps
Wholesale Parts	18.5%	19.3%	(80)	bps
Internal, Sublet & Other	50.2%	51.1%	(90)	bps

Total	48.7%	48.9%	(20)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands)

Parts, Service and Collision Repair (“Fixed Operations”)

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue
Customer Pay	$134,642	$131,126	$3,516	2.7%
Warranty	44,571	40,632	3,939	9.7%
Wholesale Parts	42,695	37,720	4,975	13.2%
Internal, Sublet & Other	82,898	77,833	5,065	6.5%

Total	$304,806	$287,311	$17,495	6.1%

Gross profit
Customer Pay	$73,885	$71,939	$1,946	2.7%
Warranty	23,918	21,225	2,693	12.7%
Wholesale Parts	7,717	7,249	468	6.5%
Internal, Sublet & Other	41,037	39,836	1,201	3.0%

Total	$146,557	$140,249	$6,308	4.5%

Gross profit as a % of revenue
Customer Pay	54.9%	54.9%	0	bps
Warranty	53.7%	52.2%	150	bps
Wholesale Parts	18.1%	19.2%	(110)	bps
Internal, Sublet & Other	49.5%	51.2%	(170)	bps

Total	48.1%	48.8%	(70)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue
Customer Pay	$404,788	$395,080	$9,708	2.5%
Warranty	136,655	126,343	10,312	8.2%
Wholesale Parts	124,216	115,545	8,671	7.5%
Internal, Sublet & Other	242,836	238,238	4,598	1.9%

Total	$908,495	$875,206	$33,289	3.8%

Gross profit
Customer Pay	$223,166	$217,840	$5,326	2.4%
Warranty	74,511	66,315	8,196	12.4%
Wholesale Parts	22,995	22,250	745	3.3%
Internal, Sublet & Other	121,261	120,986	275	0.2%

Total	$441,933	$427,391	$14,542	3.4%

Gross profit as a % of revenue
Customer Pay	55.1%	55.1%	0	bps
Warranty	54.5%	52.5%	200	bps
Wholesale Parts	18.5%	19.3%	(80)	bps
Internal, Sublet & Other	49.9%	50.8%	(90)	bps

Total	48.6%	48.8%	(20)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands, except per unit data)

Finance, Insurance and Other (“F&I”)

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$68,747	$64,390	$4,357	6.8%
Gross profit per retail unit (excludes fleet)	$1,114	$1,075	$39	3.6%

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Reported:
Revenue	$203,461	$185,737	$17,724	9.5%
Gross profit per retail unit (excludes fleet)	$1,136	$1,071	$65	6.1%

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$68,267	$64,240	$4,027	6.3%
Gross profit per retail unit (excluding fleet)	$1,113	$1,073	$40	3.7%

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Same Store:
Revenue	$202,996	$185,081	$17,915	9.7%
Gross profit per retail unit (excluding fleet)	$1,136	$1,067	$69	6.5%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

(In thousands)

Selling, General and Administrative (“SG&A”) Expenses

	Third Quarter Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Compensation	$151,683	$140,771	$(10,912)	(7.8%)
Advertising	14,132	12,498	(1,634)	(13.1%)
Rent	18,901	18,619	(282)	(1.5%)
Other	69,848	63,440	(6,408)	(10.1%)

Total	$254,564	$235,328	$(19,236)	(8.2%)

SG&A as a % of gross profit
Compensation	46.5%	46.2%	(30)	bps
Advertising	4.3%	4.1%	(20)	bps
Rent	5.8%	6.1%	30	bps
Other	21.5%	20.9%	(60)	bps

Total	78.1%	77.3%	(80)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2013	2012	Change	% Change
Compensation	$449,791	$426,463	$(23,328)	(5.5%)
Advertising	41,282	37,107	(4,175)	(11.3%)
Rent	56,344	57,198	854	1.5%
Other	201,062	191,460	(9,602)	(5.0%)

Total	$748,479	$712,228	$(36,251)	(5.1%)

SG&A as a % of gross profit
Compensation	46.7%	46.3%	(40)	bps
Advertising	4.3%	4.0%	(30)
Rent	5.9%	6.2%	30	bps
Other	20.8%	20.8%	(0)	bps

Total	77.7%	77.3%	(40)	bps